                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported)
                                  June 1, 2006

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
(as Depositor under the Pooling and Servicing Agreement, dated as of May 1, 2006, providing for the issuance of C-BASS Mortgage Loan Asset-Backed
                         Certificates, Series 2006-CB4)

        C-BASS Mortgage Loan Asset-4 Backed Certificates, Series 2006-CB4
         ---------------------------------------------------------------
                                (Issuing Entity)

                     Merrill Lynch Mortgage Investors, Inc.
                     --------------------------------------
              (Exact Name of Depositor as Specified in its Charter)

               Credit-Based Asset Servicing and Securitization LLC
               ---------------------------------------------------
               (Exact Name of Sponsor as Specified in its Charter)

                     Merrill Lynch Mortgage Investors, Inc.
                     --------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

           Delaware                     333-130545               13-3416059
           --------                     ----------               ----------
 (State or Other Jurisdiction           (Commission           (I.R.S. Employer
       Of Incorporation)               File Number)          Identification No.)


       250 Vesey Street
  4 World Financial Center
          28th Floor
         New York, NY                                               10080
         ------------                                               -----
(Address of Principal Executive                                   (Zip Code)
           Offices)

           REGISTRANT'S TELEPHONE, INCLUDING AREA CODE: (212) 449-0357
                                    No Change
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 8.01. Other Events

           Filing of Legality Opinion

           Attached as Exhibit 99.1 is the opinion of Dechert LLP with respect to legality of the C-BASS Mortgage Loan Asset-Backed Certificates, Series 2006-CB4.

ITEM 9.01. Financial Statements and Exhibits.

           (a) Not applicable.

           (b) Not applicable.

           (c) Exhibits:

                 99.1     Legal Opinion

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          MERRILL LYNCH MORTGAGE INVESTORS, INC.


                                          By:      /s/ Tom Saywell
                                                   ---------------
                                          Name:    Tom Saywell
                                          Title:   Authorized Signatory

Date:  June 1, 2006

                                INDEX TO EXHIBITS


Exhibit No.                 Description                          Page
-----------                 -----------                          ----
99.1                        Legal Opinion